UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 29, 2010
MARINER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32747 (Commission File Number)	86-0460233 (I.R.S. Employer Identification No.)

One BriarLake Plaza, Suite 2000
2000 West Sam Houston Parkway South
Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 954-5500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The board of directors of Mariner Energy, Inc. (“Mariner”), approved, as of March 29, 2010, a discretionary performance bonus and restricted stock award for services rendered in 2009 by, and a discretionary salary increase effective January 1, 2010 for, each of Mariner’s executive officers. Performance bonuses and stock awards for 2009 and salaries for 2010 for Mariner’s principal executive officer, principal financial officer, and three other most highly compensated executive officers as of December 31, 2009 are:

Name and Principal Position	Bonus(1)	Restricted Stock(2)	2010 Salary (increase)(1)
Scott D. Josey,	$1,550,000	$3,100,000	$580,000 ($40,000)
Chairman of the Board,		(219,391 shares)
Chief Executive Officer and President

Jesus G. Melendrez,	$450,000	$1,150,000	$265,000 ($30,000)
Senior Vice President,		(81,387 shares)
Chief Commercial Officer, Acting Chief Financial Officer and Treasurer

Dalton F. Polasek,	$500,000	$1,100,000	$365,000 ($15,000)
Chief Operating Officer		(77,849 shares)

Mike C. van den Bold,	$450,000	$1,150,000	$275,000 ($15,000)
Senior Vice President and		(81,387 shares)
Chief Exploration Officer

Judd A. Hansen	$375,000	$925,000	$275,000 ($15,000)
Senior Vice President—		(65,464 shares)
Shelf and Onshore

(1)	The employment agreement between Mariner (and in addition with respect to Mr. Hansen, Mariner’s wholly-owned subsidiary, Mariner Energy Resources, Inc. (MERI)) and each of Messrs. Josey, Melendrez, Polasek, van den Bold and Hansen, provide that Mariner’s board of directors (and in addition with respect to Mr. Hansen, MERI’s board of directors) annually will review the executive’s base salary and consider whether the executive is eligible to receive a discretionary salary increase and a discretionary performance bonus, in each case based on market survey data, corporate performance, and the performance of the executive. Any increase in base salary is thereafter the executive’s base salary for purposes of the employment agreement. This summary of certain terms of these employment agreements is qualified in its entirety by reference to the employment agreements.

(2)	The number of restricted shares of Mariner’s common stock was determined by dividing the dollar value of the award by the closing price per share on the New York Stock Exchange on March 26, 2010 ($14.13). Each award was made pursuant to a written restricted stock agreement under Mariner’s Stock Incentive Plan, as amended or restated from time to time. The restricted stock generally vests 25% on each of the first four anniversaries of the date of grant if the executive then remains employed by Mariner, except that unvested shares fully vest upon a change in control or termination of his employment by Mariner without cause, by him for good reason, or due to his disability or death. This summary of certain terms of these awards is qualified in its entirety by reference to the Stock Incentive Plan and related form of restricted stock agreement for employees with employment agreements.

Item 9.01 Financial Statements and Exhibits
(d)	Exhibits.

Number	Description
10.1*	Mariner Energy, Inc. Third Amended and Restated Stock Incentive Plan, effective as of May 11, 2009 (incorporated by reference to Exhibit 10.1 to Mariner’s Form 8-K filed on May 12, 2009).

10.2+	Form of Restricted Stock Agreement (director) under Mariner Energy, Inc. Third Amended and Restated Stock Incentive Plan.

10.3+	Form of Restricted Stock Agreement (employee with employment agreement) under Mariner Energy, Inc. Third Amended and Restated Stock Incentive Plan.

10.4	Form of Restricted Stock Agreement (employee without employment agreement) under Mariner Energy, Inc. Third Amended and Restated Stock Incentive Plan.

10.5*+	Employment Agreement by and between Mariner Energy, Inc. and Scott D. Josey, dated February 7, 2005 (incorporated by reference to Exhibit 10.15 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

10.6*+	Employment Agreement by and between Mariner Energy, Inc. and Dalton F. Polasek, dated February 7, 2005 (incorporated by reference to Exhibit 10.16 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

10.7*+	Employment Agreement by and between Mariner Energy, Inc. and Jesus Melendrez, dated as of February 7, 2005 (incorporated by reference to Exhibit 10.23 to Mariner’s Annual Report on Form 10-K for the year ended December 31, 2009 filed on March 1, 2010).

10.8*+	Amendment to Employment Agreement by and between Mariner Energy, Inc. and Jesus Melendrez, dated as of June 8, 2006 (incorporated by reference to Exhibit 10.24 to Mariner’s Annual Report on Form 10-K for the year ended December 31, 2009 filed on March 1, 2010).

10.9*+	Employment Agreement by and between Mariner Energy, Inc. and Michiel C. van den Bold, dated February 7, 2005 (incorporated by reference to Exhibit 10.17 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

10.10*+	Amendment to Employment Agreement by and between Mariner Energy, Inc. and Michiel C. van den Bold, dated as of June 8, 2006 (incorporated by reference to Exhibit 10.18 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

10.11*+	Second Amended and Restated Employment Agreement by and between Mariner Energy, Inc., Mariner Energy Resources, Inc. and Judd Hansen, dated June 8, 2006 (incorporated by reference to Exhibit 10.19 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

*	Incorporated by reference as indicated.

+	Management contract, plan or arrangement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARINER ENERGY, INC.
Date: March 31, 2010	By:	/s/ Teresa G. Bushman
Teresa G. Bushman,
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Number	Description
10.1*	Mariner Energy, Inc. Third Amended and Restated Stock Incentive Plan, effective as of May 11, 2009 (incorporated by reference to Exhibit 10.1 to Mariner’s Form 8-K filed on May 12, 2009).

10.2+	Form of Restricted Stock Agreement (director) under Mariner Energy, Inc. Third Amended and Restated Stock Incentive Plan.

10.3+	Form of Restricted Stock Agreement (employee with employment agreement) under Mariner Energy, Inc. Third Amended and Restated Stock Incentive Plan.

10.4	Form of Restricted Stock Agreement (employee without employment agreement) under Mariner Energy, Inc. Third Amended and Restated Stock Incentive Plan.

10.5*+	Employment Agreement by and between Mariner Energy, Inc. and Scott D. Josey, dated February 7, 2005 (incorporated by reference to Exhibit 10.15 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

10.6*+	Employment Agreement by and between Mariner Energy, Inc. and Dalton F. Polasek, dated February 7, 2005 (incorporated by reference to Exhibit 10.16 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

10.7*+	Employment Agreement by and between Mariner Energy, Inc. and Jesus Melendrez, dated as of February 7, 2005 (incorporated by reference to Exhibit 10.23 to Mariner’s Annual Report on Form 10-K for the year ended December 31, 2009 filed on March 1, 2010).

10.8*+	Amendment to Employment Agreement by and between Mariner Energy, Inc. and Jesus Melendrez, dated as of June 8, 2006 (incorporated by reference to Exhibit 10.24 to Mariner’s Annual Report on Form 10-K for the year ended December 31, 2009 filed on March 1, 2010).

10.9*+	Employment Agreement by and between Mariner Energy, Inc. and Michiel C. van den Bold, dated February 7, 2005 (incorporated by reference to Exhibit 10.17 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

10.10*+	Amendment to Employment Agreement by and between Mariner Energy, Inc. and Michiel C. van den Bold, dated as of June 8, 2006 (incorporated by reference to Exhibit 10.18 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

10.11*+	Second Amended and Restated Employment Agreement by and between Mariner Energy, Inc., Mariner Energy Resources, Inc. and Judd Hansen, dated June 8, 2006 (incorporated by reference to Exhibit 10.19 to Mariner’s Registration Statement on Form S-4 (File No. 333-137441) filed on September 19, 2006).

*	Incorporated by reference as indicated.

+	Management contract, plan or arrangement.

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